DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for Dreyfus Asset Allocation Fund, Inc. for the six-month period ended October 31, 1998. This period was marked by unusual volatility in the stock and bond markets. Your Fund produced a total return of -9.94%,* which compares with a total return of -0.40% for the Standard & Poor' s 500 Composite Stock Price Index,** which is made up entirely of common stocks, and a total return of 5.55% for the Lehman Brothers Aggregate Bond Index.*** We believe that a more accurate measure of the performance of the Fund is against a special customized blended index, which, like the Fund, is composed of bonds and cash equivalents as well as stocks. This benchmark index had a total return of 1.85% during the same period.(+)

Economic Review

So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

  A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a
U.S.    economy    that    had    been    growing    rapidly.

  The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

  Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

Market Overview

  The six months ended October 31, 1998, encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by midsummer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

Three key trends influenced stock market behavior during the reporting period. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% early in the half year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term
Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

  The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

  The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

Portfolio Focus

  There  are  basically  three  decision levels for the Dreyfus Asset Allocation
Fund: the asset allocation, the equity holdings and the fixed-income holdings.

Asset Allocation

The Fund generally reduced the equity allocation over the past six months from close to the top of the permitted range to a more neutral weighting. While we believe that the longer-term investment environment for the stock market remains positive, there are several aforementioned uncertainties on the horizon that we think may have a dampening effect on corporate earnings in 1999. We believe that these uncertainties, while unlikely to produce an equity bear market, may bring the return on equities more in line with historical averages. We increased the allocation to bonds and cash to an overweight position from an underweight position when we reduced our equity exposure. This asset allocation strategy was a positive addition to performance results up until mid-October when the Federal Reserve triggered an equity rally by lowering the Fed Funds interest rate between normally scheduled Federal Reserve Board meetings.

Equity Holdings

  Equity investment results benefited from being overweight in industries such as retail drug stores and pharmaceuticals. Specific holdings that added to results are CVS, Rite Aid, Biogen and American Stores. Relative performance results were penalized by holdings including Perkin-Elmer, Sealed Air and OMI.

Fixed Income Holdings

The fixed-income portfolio was positioned with duration moderately longer than the Lehman Brothers Aggregate Bond Index benchmark during most of the period. On balance, this added to the Fund's relative returns. The Fund's performance was negatively impacted by an allocation to corporate and mortgage bonds. These securities' spreads to Treasuries widened substantially, causing their prices to decline, in the months of August, September and October. Large liquidations by hedge funds and concerns about global economic conditions were the primary
causes    of    this    widening    spread.

  We appreciate your investment in the Dreyfus Asset Allocation Fund.

              Sincerely,


             [Kevin M. McClintock signature]



              Kevin M. McClintock

              Senior Portfolio Manager

              Dreyfus Asset Allocation Fund, Inc.

November 27, 1998

New York, N.Y.


* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

***SOURCE: LEHMAN BROTHERS--The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. It reflects reinvestment of dividends and capital gain distributions.

(+)The customized blended index has been prepared by the Fund and is intended to be a more accurate comparison to the general portfolio composition than the Standard & Poor' s 500 Composite Stock Price Index alone. We have combined the performance of unmanaged indices that reflect benchmark percentages with respect to each asset class in which the Fund invests, as described in its Prospectus:
55% equity securities, 35% fixed-income securities and 10% short-term money market instruments. The customized blended index combines returns from the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages.


DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                         OCTOBER 31, 1998 (UNAUDITED)

                                                                                                    Principal

Bonds and Notes--17.0%                                                                               Amount            Value
-------------------------------------------------------                                          ____________       ___________
         Commercial Mortgage--1.2%  GMAC Commercial Mortgage Securities,

                                        Commercial Mortgage Pass-Through Ctfs.,

                                        Ser. 1996-C1, Cl. E, 7.86%, 2006 . . . . . . . . .       $  1,000,000     $     917,188

                                                                                                                   ____________

                   Financial--1.8%  Hyatt Equities, Notes,

                                        6.80%, 2000  . . . . . . . . . . . . . . . . . . .            500,000 (b)       509,430

                                    Presidential Life, Sr. Notes,

                                        9.50%, 2000  . . . . . . . . . . . . . . . . . . .            850,000           862,443

                                                                                                                   ____________

                                                                                                                      1,371,873

                                                                                                                   ____________

                  Industrial--1.3%  Dual Drilling, Sr. Sub. Notes,

                                        9.875%, 2004 . . . . . . . . . . . . . . . . . . .            500,000           520,000

                                    Philip Morris Cos., Notes,

                                        6.95%, 2006  . . . . . . . . . . . . . . . . . . .            500,000           526,962

                                                                                                                   ____________

                                                                                                                      1,046,962

                                                                                                                   ____________

        Residential Mortgage--5.1%  Norwest Asset Securities,

                                        Mortgage Pass-Through Ctfs.:

                                           Ser. 1997-11, B-2, 7%, 2027 . . . . . . . . . .            520,891           496,555

                                           Ser. 1997-11, B-3, 7%, 2027 . . . . . . . . . .            744,271 (b)       701,476

                                           Ser. 1998-13, B-4, 6.25%, 2028  . . . . . . . .            747,779           672,121

                                           Ser. 1998-13, B-5, 6.25%, 2028  . . . . . . . .            248,927 (b)       180,501

                                           Ser. 1998-D6, A-4, 7.595%, 2028 . . . . . . . .          2,000,000         1,901,875

                                                                                                                   ____________

                                                                                                                      3,952,528

                                                                                                                   ____________

                U.S. Governments &

                    Agencies--7.6%  Federal Home Loan Mortgage, REMIC,

                                        Multiclass Mortgage Participation Ctfs.:

                                           Ser. 1999, Cl. PW, 7%, 8/15/2026  . . . . . . .          3,755,714 (a)       563,357

                                           Ser. 2068, Cl. IA, 6.50%, 10/15/2023  . . . . .          9,063,907 (a)     1,458,723

                                    Federal National Mortgage Association,

                                        9%, 8/1/2026 . . . . . . . . . . . . . . . . . . .            424,398           448,665

                                    Federal National Mortgage Association REMIC Trust,

                                        Gtd. Pass-Through Ctfs.:

                                           Ser. 1993-86, Cl. HA, 9.64%, 6/25/2008  . . . .          1,000,000 (a)       371,344

                                           Ser. 1997-40, Cl. PF, 7%, 12/18/2026  . . . . .          1,000,000 (a)       197,656

                                    U.S. Treasury Bonds,

                                        8.75%, 5/15/2017 . . . . . . . . . . . . . . . . .          2,000,000         2,796,200

                                                                                                                   ____________

                                                                                                                      5,835,945

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $14,359,044) . . . . . . . . . . . . . . . .                          $13,124,496

                                                                                                                   ____________



Common Stocks--47.8%                                                                              Shares
------------------------------------------------------------------------------------------      ____________       ____________

       Consumer Non-durables--7.5%  Philip Morris Cos. . . . . . . . . . . . . . . . . . .             64,900      $  3,318,013

                                    Ralston-Purina Group . . . . . . . . . . . . . . . . .             75,000         2,503,125

                                                                                                                   ____________

                                                                                                                      5,821,138

                                                                                                                   ____________

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)             OCTOBER 31, 1998 (UNAUDITED)


Common Stocks (continued)                                                                       Shares              Value
-------------------------------------------------------                                      ____________          ____________

           Consumer Services--1.4%  Clear Channel Communications . . . . . . . . . . . . .         20,000 (c)     $     911,250

                                    Spanish Broadcasting System (Warrants) . . . . . . . .          1,000 (b,c)         205,000

                                                                                                                   ____________

                                                                                                                      1,116,250

                                                                                                                   ____________

       Electronic Technology--9.0%  Applied Materials. . . . . . . . . . . . . . . . . . .         70,000 (c)         2,428,125

                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .         16,300             1,453,756

                                    Perkin-Elmer . . . . . . . . . . . . . . . . . . . . .         36,000             3,035,250

                                                                                                                    ____________

                                                                                                                      6,917,131

                                                                                                                    ____________

                     Finance--4.6%  Everest Reinsurance Holdings . . . . . . . . . . . . .         55,000             1,894,063

                                    NAC Re . . . . . . . . . . . . . . . . . . . . . . . .         35,000             1,695,312

                                                                                                                    ____________

                                                                                                                      3,589,375

                                                                                                                    ____________

           Health Technology--5.7%  Biogen . . . . . . . . . . . . . . . . . . . . . . . .         33,000 (c)         2,293,500

                                    Medtronic  . . . . . . . . . . . . . . . . . . . . . .         33,000             2,145,000

                                                                                                                    ____________

                                                                                                                      4,438,500

                                                                                                                    ____________

         Industrial Services--3.8%  Waste Management . . . . . . . . . . . . . . . . . . .         65,000             2,933,125

                                                                                                                    ____________

          Non-Energy Minerals--.3%  Aluminum Co. of America. . . . . . . . . . . . . . . .          3,000               237,750

                                                                                                                    ____________

          Process Industries--3.3%  Sealed Air . . . . . . . . . . . . . . . . . . . . . .         71,000 (c)         2,516,063

                                                                                                                    ____________

                Retail Trade--7.5%  American Stores. . . . . . . . . . . . . . . . . . . .         70,000             2,279,375

                                    CVS  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000             1,142,187

                                    Rite Aid . . . . . . . . . . . . . . . . . . . . . . .         60,000             2,381,250

                                                                                                                    ____________

                                                                                                                      5,802,812

                                                                                                                    ____________

               Transportation--.6%  Marine Transport . . . . . . . . . . . . . . . . . . .         14,490 (c)            29,433

                                    OMI  . . . . . . . . . . . . . . . . . . . . . . . . .        120,000 (c)           450,000

                                                                                                                    ____________

                                                                                                                        479,433

                                                                                                                   ____________

                   Utilities--4.1%  Niagara Mohawk Power . . . . . . . . . . . . . . . . .         65,000 (c)           950,625

                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .         50,000             2,190,625

                                                                                                                   ____________

                                                                                                                      3,141,250

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $33,307,996) . . . . . . . . . . . . . . . .                          $36,992,827

                                                                                                                   ____________



Convertible Preferred Stocks--3.6%
-------------------------------------------------------

     Energy Minerals;  Union Pacific Cap. Trust, 6.25%

                                        (cost $3,000,000)  . . . . . . . . . . . . . . . .         60,000 (b)      $  2,760,000

                                                                                                                   ____________

Preferred Stocks--2.3%
-------------------------------------------------------

   Consumer Services;  Spanish Broadcasting System

                                        (cost $1,728,815)  . . . . . . . . . . . . . . . .          1,797 (b)      $  1,770,045

                                                                                                                   ____________
DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)             OCTOBER 31, 1998 (UNAUDITED)

                                                                                               Principal

Short-Term Investments--29.4%                                                                   Amount                 Value
-------------------------------------------------------                                      ____________          ____________

              U.S. Treasury Bills:  3.80%, 12/31/98. . . . . . . . . . . . . . . . . . . .  $     725,000 (d)     $     720,128

                                    3.88%, 1/14/99 . . . . . . . . . . . . . . . . . . . .        654,000               648,467

                                    4.30%, 1/21/99 . . . . . . . . . . . . . . . . . . . .     21,541,000            21,324,082

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $22,723,294) . . . . . . . . . . . . . . . .                          $22,692,677

                                                                                                                   ____________


TOTAL INVESTMENTS (cost $75,119,149) . . . . . . . . . . . . . . . . . . . . . . . . . . .          100.1%          $77,340,045

                                                                                                   _______         ____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .            (.1%)         $   (63,326)

                                                                                                   _______         ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          100.0%          $77,276,719

                                                                                                   _______         ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Notional face amount shown. Interest only obligation.

(b)Securities  exempt  from registration under Rule 144A of the Securities Act
 of   1933.   These  securities  may  be  resold  in  transactions  exempt  from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $6,126,452 or approximately 7.9% of net assets.

(c)  Non-income producing.

(d)Partially held by custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                   OCTOBER 31, 1998 (UNAUDITED)

                                                                                                                  Unrealized

                                                                            Market Value                         Appreciation

                                                                               Covered                          (Depreciation)

                                                            Contracts       by Contracts        Expiration        at 10/31/98

                                                           ____________    _______________    ______________    ______________

5 Year U.S. Treasury Notes (long). . . . . . . . . . . .        401           $45,970,893      December '98           $31,658

30 Year U.S. Treasury Bonds (short). . . . . . . . . . .         15             1,933,594      December '98              (938)

                                                                                                                     ________

                                                                                                                      $30,720

                                                                                                                     ________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES              OCTOBER 31, 1998 (UNAUDITED)

                                                                                                      Cost             Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .      $75,119,149       $77,340,045

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              128,498

                                 Dividends and interest receivable . . . . . . . . . . . .                              325,679

                                 Receivable for shares of Common Stock subscribed  . . . .                                  308

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                9,770

                                                                                                                 ____________

                                                                                                                     77,804,300

                                                                                                                   ____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               65,411

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               16,092

                                 Payable for futures variation margin--Note 4(a) . . . . .                              262,094

                                 Payable for shares of Common Stock redeemed . . . . . . .                              153,115

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               30,869

                                                                                                                   ____________

                                                                                                                        527,581

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $77,276,719

                                                                                                                   ____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $72,645,472

                                 Accumulated undistributed investment income--net  . . . .                            1,252,275

                                 Accumulated net realized gain (loss) on investments . . .                            1,127,356

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments (including $30,720 net unrealized
                                   appreciation on financial futures)--Note 4(b) . . . . .                            2,251,616

                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $77,276,719

                                                                                                                   ____________

SHARES OUTSTANDING

(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            5,541,026

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $13.95

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS         SIX MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .     $      790,811

                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            553,580

                                                                                                 ____________

                                        Total Income . . . . . . . . . . . . . . . . . . .                        $   1,344,391

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .            318,193

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            144,139

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             27,120

                                 Registration fees . . . . . . . . . . . . . . . . . . . .             15,201

                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .              8,949

                                 Prospectus and shareholders' reports  . . . . . . . . . .              7,205

                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .              2,550

                                 Loan commitment fees --Note 2 . . . . . . . . . . . . . .                287

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                700

                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              524,344

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              820,047

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and foreign
                                     currency transactions . . . . . . . . . . . . . . . .      $  (5,584,538)

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . . . . . .            201,788

                                 Net realized gain (loss) on financial futures:

                                    Long Transacations . . . . . . . . . . . . . . . . . .            526,458

                                    Short Transactions . . . . . . . . . . . . . . . . . .           (329,985)

                                                                                                 ____________

                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                           (5,186,277)

                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions (including $375,239
                                    net unrealized appreciation on financial futures)  . .                           (5,091,368)

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                         $(10,277,645)

                                                                                                                   ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                        $  (9,457,598)

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months Ended

                                                                                          October 31, 1998       Year Ended

                                                                                             (Unaudited)        April 30, 1998

                                                                                              __________         ____________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    820,047        $   1,223,195

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . .        (5,186,277)          18,637,989

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . .        (5,091,368)           2,093,613

                                                                                            ____________         ____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . .        (9,457,598)          21,954,797

                                                                                            ____________         ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          ----               (1,063,176)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . .          ----              (15,907,775)

                                                                                            ____________         ____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          ---               (16,970,951)

                                                                                            ____________         ____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .         9,823,780           48,997,788

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          ---                16,384,058

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (17,985,791)         (36,325,090)

                                                                                            ____________         ____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . .        (8,162,011)          29,056,756

                                                                                          ____________         ____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . .      (17,619,609)           34,040,602

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        94,896,328           60,855,726

                                                                                            ____________         ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 77,276,719         $ 94,896,328

                                                                                            ____________         ____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . .     $   1,252,275       $      432,228

                                                                                            ____________         ____________

                                                                                               Shares               Shares

                                                                                            ____________         ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           685,854            3,100,069

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . .          ---                 1,167,787

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1,269,689)          (2,287,416)

                                                                                            ____________         ____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . .          (583,835)           1,980,440

                                                                                            ____________         ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                        Six Months Ended

                                                        October 31, 1998                 Year Ended April 30,

                                                                              _____________________________________________

PER SHARE DATA:                                           (Unaudited)        1998       1997       1996       1995    1994 (1)

                                                        __________         ______    ______     ______     ______     ______
   Net asset value, beginning of period  . . . . . .      $15.49           $14.68    $13.49     $13.81     $12.49     $12.50

                                                          ______           ______    ______     ______     ______     ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .         .16              .24       .33        .32        .39        .24

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . .       (1.70)            4.40      1.83       1.70       1.35       (.11)

                                                          ______           ______    ______     ______     ______     ______

   Total from Investment Operations  . . . . . . . .      (1.54)             4.64      2.16       2.02       1.74        .13

                                                          ______           ______    ______     ______     ______     ______

   Distributions:

   Dividends from investment income--net . . . . . .          --             (.24)     (.34)      (.38)      (.37)      (.13)

   Dividends from net realized gain on investments . .        --            (3.59)     (.63)     (1.96)      (.05)      (.01)

                                                          ______           ______    ______     ______     ______     ______

   Total Distributions . . . . . . . . . . . . . . .          --            (3.83)     (.97)     (2.34)      (.42)      (.14)

                                                          ______           ______    ______     ______     ______     ______

   Net asset value, end of period  . . . . . . . . .      $13.95           $15.49    $14.68     $13.49     $13.81     $12.49

                                                          ______           ______    ______     ______     ______     ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .       (9.94%)(2)       34.33%    16.49%     15.67%     14.22%       .99%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . .          .62%(2)        1.27%     1.31%      1.25%       .67%       .16%(2)

   Ratio of net investment income
       to average net assets . . . . . . . . . . . .          .97%(2)        1.57%     2.12%      2.16%      3.00%      2.48%(2)

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . .           --              --        --        .27%      1.27%      1.58%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . .       118.19%(2)       262.74%  223.50%    370.06%    160.11%         --

   Net Assets, end of period (000's Omitted) . . . .     $ 77,277         $ 94,896 $ 60,856   $ 62,940   $ 56,639   $ 51,063
-----------------------------

(1)  From July 1, 1993 (commencement of operations) to April 30, 1994.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Foreign currency transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss form investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $106,064 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $24,042 pursuant to the transfer agency agreement.

The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $2,550 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended October 31, 1998, amounted to $92,701,326 and $120,528,468, respectively.

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

   The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998, are set forth in the Statement of Financial Futures.

   (b) At October 31, 1998, accumulated net unrealized appreciation on investments and financial futures was $2,251,616, consisting of $6,452,658 gross unrealized appreciation and $4,201,042 gross unrealized depreciation.

   At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS ASSET ALLOCATION FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             550SA9810

Asset Allocation

Fund, Inc.

Semi-Annual

Report

October 31, 1998